                                                               January 22, 1997

Dear Shareholder:

  The Zweig Total Return Fund's net asset value increased 6.3%, including $0.84 in reinvested distributions, for the year ended December 31, 1996.

  During the fourth quarter of 1996, the Fund's net asset value gained 4.2%, including $0.21 in reinvested distributions.

  Consistent with our policy of seeking to minimize risk while earning reasonable returns, our average exposure was approximately 63% for the fourth quarter and 70% for the year.

  Our investment levels were based on my indicators which were neutral for a good portion of the year especially the last two-thirds. I was correct with the bond market, where both long and intermediate term prices fell (resulting in a very disappointing year), but stocks did better than my indicators suggested. A combination of the Fund having a larger portion of its assets dedicated to bonds and my neutral opinion on stocks led to our underperformance. As I see it, our mandate is to protect capital in down markets while earning reasonable returns. There will be times when we are fully invested but this will not occur when my time-tested indicators, which are based on probabilities, point to a neutral or bearish position. These indicators have stood us in good stead over the years.

  If a shareholder had invested $10,000 (1,000 shares) at the Fund's Initial Public Offering in September, 1988, these holdings, including distributions, would have appreciated to $18,048 (2,256 shares) as of December 31, 1996.

                             DISTRIBUTION DECLARED


  In accordance with our policy of distributing 10% of our net asset value per year, which equals 0.83% per month (10% divided by 12 months), the Fund announced a distribution of $0.07 per share payable on January 10, 1997, to shareholders of record on December 31, 1996. The amount of a distribution depends on the exact net asset value at the time of declaration. For the January distribution, 0.83% of the Fund's net asset value was equivalent to $0.07 per share. Including this distribution, the Fund's payout since its inception is now $7.54.

  Of the $0.84 distributed in 1996, $0.48 is taxable as ordinary income, $0.12 is long-term capital gains, and $0.24 is return of capital (return of capital distributions are tax-free and should not be reported as income).

                                MARKET OUTLOOK


  As long-time investors in our Fund know, our fully-invested position would be 62 1/2% for bonds and 37 1/2% for stocks. I have not revised these percentages since we started the Fund eight years ago. I would only change them if stock dividend yields rose significantly vis-a-vis bonds. In the past eight years bond yields have consistently been a lot higher than yields on stocks.

  At the year-end, our bond portion of the Fund was 37%, unchanged from the close of the third quarter. That means we were at about 59% of a full position (37%/62 1/2%). This reflects my neutral position on bonds. Our average duration is about 3.5 years, a position lower than held by bond mutual funds in general. The lower a fund's duration the less sensitive it is to changes in interest rates. Up until the last month or so the bond market was O.K. However more recently bond yields have risen better than 45 basis points or nearly half of one percent.

  The main indicators we consider to chart the direction of the bond market are prices of commodities and economic activity. Monitoring prices, we check various indices compiled by the Commodity Research Bureau, Goldman Sachs, and the Journal of Commerce. We also follow the prices of sensitive raw materials. Among these, gold has been extremely weak, which is normally a plus for bonds, but lumber, another key commodity, has been strong, a negative for bonds. We also follow aluminum, platinum, lead, copper, and other metals and these readings are a mixed bag. Commodity prices are slightly on the negative side but within a neutral range.

  As for the economy, we are currently finding more signs of strength than of weakness. Strength in the economy is a negative for bonds. I cannot say the economy is rip-roaring strong, but I would call it 60 to 40 on the side of strength. That is not what most economists think nor is it consistent with the prevalent belief that looks for growth in the 2% to 3% range. I think it could be a little higher in the near term.

  We examine other indicators, including momentum. As I like to say, "The trend is your friend"--and the trend in bonds in the past month or so has been downward in price. We lowered our exposure somewhat recently in part because momentum deteriorated. However, this factor could flip around a lot. If bonds act better, we will buy some more.

  Although I am more worried than most about the possibility of a stronger economy and higher inflation, I am not adamant. My stock position is neutral. At year-end we were at about 72% of a full position for equities (27%/37 1/2%).

  I am somewhat apprehensive about the major trends in stocks. I think that the bull market, which is the mother of all bull markets, is long in the tooth. There has not been a meaningful correction of 10% in the S&P and the Dow in almost six years, the longest stretch ever. This does not mean that stocks will not go higher. However it will be hard to keep the major elements responsible for this historic rise--modest economic growth and modest inflation--in fine balance forever. If the economy falls out of bed, it would really hurt corporate earnings. This would not be great for stocks even though interest rates might decline. If the economy gets too strong, we might see high inflation, higher interest rates, and probably a bear market.

                             PORTFOLIO COMPOSITION

  Reflecting our investment policy guidelines, all of our bonds are U.S. Government obligations. As mentioned earlier, the average duration of the bond portion of our Fund is approximately 3.5 years. These bonds are liquid and provide us with the flexibility to respond quickly to changes in market conditions.

  Implementing my basic allocation strategy, the majority of our equities continue to be selected and sold on the basis of a proprietary computer-- driven model that employs various criteria--including earnings growth, cash flow, and price-to-book value ratios--to evaluate and rank stocks. We consider about 750 stocks with the highest dividend yields from a universe of approximately 1,500 of the most liquid stocks. This procedure has been in effect since the beginning of 1995.

  There was little change in the composition of our leading industry groups during the fourth quarter. At the year-end, utilities continued to be the largest group in our portfolio. Other major sectors included oil and oil services, finance and financial services (which increased), telecommunications (which declined), technology, retail trade and services, and automotive.

  Some of our larger holdings include BankAmerica, Telefonica de Espana, Texaco, Chrysler (which increased), Rohm & Haas, Salomon, NYNEX, USX-Marathon, Merrill Lynch, and General Motors, Class H.

  Our portfolio also includes a number of closed-end funds that are selling at significant discounts from their net asset values. The average discount in our closed-end portfolio holdings at year-end was approximately 17%.
This is equivalent to acquiring one dollar's worth of assets for 83 cents. Because they are relatively conservative investments that have been largely neglected during the long-running bull market, these funds currently are at extremely high discounts. When the market again places a premium on valuation, as it has done historically, discounts should narrow and more closely reflect the net asset values. This, of course, would enhance the profitability of these holdings in our Fund.

Sincerely,

/s/ Martin E. Zweig
Martin E. Zweig, Ph.D.
Chairman

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1996

                                                         NUMBER OF    VALUE
                                                          SHARES     (NOTE 1)
                                                         --------- ------------
COMMON STOCKS                                     26.97%
AEROSPACE & DEFENSE                                0.47%
  Gencorp, Inc. ........................................  19,800   $    358,875
  General Motors Corp., Class H.........................  47,400      2,666,250
                                                                   ------------
                                                                      3,025,125
                                                                   ------------
AUTOMOTIVE                                         1.29%
  Chrysler Corp. .......................................  97,200      3,207,600
  Ford Motor Co. .......................................  76,800      2,448,000
  General Motors Corp. .................................  38,300      2,135,225
  Volvo AB, ADR.........................................  19,800        430,650
                                                                   ------------
                                                                      8,221,475
                                                                   ------------
BANKS                                              1.08%
  Ahmanson, (H.F.) & Co. ...............................  24,500        796,250
  BankAmerica Corp. ....................................  42,900      4,279,275
  Chase Manhattan Corp. ................................  14,000      1,249,500
  City National Corp. ..................................  13,700        296,263
  Washington Mutual, Inc. ..............................   6,900        298,856
                                                                   ------------
                                                                      6,920,144
                                                                   ------------
CHEMICALS                                          0.97%
  du Pont (E.I.) de Nemours & Co. ......................  20,100      1,896,938
  Olin Corp. ...........................................  36,600      1,377,075
  Rohm & Haas Co. ......................................  36,100      2,946,662
                                                                   ------------
                                                                      6,220,675
                                                                   ------------
CONSTRUCTION & FARM EQUIPMENT                      0.32%
  Caterpillar Inc. .....................................  27,300      2,054,325
                                                                   ------------
CONSUMER DURABLES                                  0.37%
  Goodyear Tire & Rubber Co. ...........................  39,500      2,029,312
  Huffy Corp. ..........................................  13,200        189,750
  SPX Corp. ............................................   3,200        124,000
                                                                   ------------
                                                                      2,343,062
                                                                   ------------
CONSUMER PRODUCTS                                  0.03%
  American Greetings Corp. .............................   6,500        184,437
                                                                   ------------
CONTAINERS & PACKAGING                             0.03%
  Sea Containers Ltd., Class A..........................  12,100        189,062
                                                                   ------------

                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
FINANCE & FINANCIAL SERVICES                        2.22%
  Alex Brown Inc. .......................................  10,000   $   725,000
  American Bankers Insurance Group, Inc. ................  11,500       587,938
  Bear, Stearns & Co., Inc. .............................  74,840     2,086,165
  Edwards (A.G.) & Sons, Inc. ...........................  55,800     1,876,275
  Fremont General Corp. .................................  19,600       607,600
  GATX Corp. ............................................   5,300       257,050
  Merrill Lynch & Co., Inc. .............................  33,000     2,689,500
  Orion Capital Corp. ...................................   5,200       317,850
  PaineWebber Group, Inc. ...............................  38,600     1,085,625
  Salomon Inc. ..........................................  62,500     2,945,312
  USLife Corp. ..........................................  29,800       990,850
                                                                    -----------
                                                                     14,169,165
                                                                    -----------
FOOD & BEVERAGE                                     0.17%
  Adolph Coors Co., Class B..............................  36,500       693,500
  Chiquita Brands International, Inc. ...................  13,000       165,750
  Fleming Companies, Inc. ...............................  13,900       239,775
                                                                    -----------
                                                                      1,099,025
                                                                    -----------
HOMEBUILDING & MATERIALS                            0.20%
  Armstrong World Industries, Inc. ......................   9,800       681,100
  Kaufman & Broad Home Corp. ............................  32,900       423,587
  Ryland Group Inc. .....................................  12,200       167,750
                                                                    -----------
                                                                      1,272,437
                                                                    -----------
INVESTMENT COMPANIES                                1.75%
  Blackrock 2001 Term Trust, Inc. .......................  29,000       228,375
  Blackrock Strategic Term Trust, Inc. ..................  29,000       232,000
  Brazil Fund, Inc. .....................................  13,200       293,700
  Central European Equity Fund, Inc. ....................   6,900       136,275
  Clemente Global Growth Fund, Inc. .....................  13,100        98,250
  Emerging Germany Fund, Inc. ...........................  48,700       395,687
  Emerging Markets Infrastructure, Inc. .................  20,800       226,200
  Emerging Markets Telecommunications Fund, Inc. ........  18,000       274,500
  Emerging Mexico Fund, Inc. ............................  13,500        99,562
  Europe Fund, Inc. .....................................  17,000       274,125
  First Iberian Fund, Inc. ..............................  13,500       148,500
  First Israel Fund, Inc. ...............................  12,000       142,500
  France Growth Fund, Inc. ..............................  24,500       254,187
  G.T. Global Developing Fund, Inc. .....................  19,700       229,012
  G.T. Global Eastern Europe Fund, Inc. .................  36,400       468,650
  Gabelli Equity Trust, Inc. ............................  25,700       240,937
  Gabelli Global Multimedia Trust, Inc. .................  50,600       347,875
  Global Health Sciences Fund, Inc. .....................  54,600       791,700
  Latin America Equity Fund, Inc. .......................     600         8,400

                       THE ZWEIG TOTAL RETURN FUND, INC.

                               DECEMBER 31, 1996

                                                         NUMBER OF    VALUE
                                                          SHARES     (NOTE 1)
                                                         --------- ------------
INVESTMENT COMPANIES--(Continued)
  Liberty ALL-STAR Growth Fund, Inc. ...................  33,400   $    313,125
  Mexico Fund, Inc. ....................................   6,500         97,500
  Morgan Grenfell SMALLCap Fund, Inc. ..................  31,033        325,847
  Morgan Stanley Russia & New Europe Fund, Inc. ........   1,200         21,600
  New Age Media Fund, Inc. .............................  17,300        216,250
  New Germany Fund, Inc. ...............................  68,800        920,200
  Pilgrim America Bank & Thrift Fund, Inc. .............  20,100        316,575
  Portugal Fund, Inc. ..................................  10,600        145,750
  Royce Value Trust, Inc. ..............................  65,260        823,908
  Schroder Asian Growth Fund, Inc. .....................   6,700         79,563
  Scudder New Asia Fund, Inc. ..........................  15,000        187,500
  Scudder New Europe Fund, Inc. ........................  26,900        373,238
  Spain Fund, Inc. .....................................  21,000        238,875
  Swiss Helvetia Fund, Inc. ............................  36,200        719,475
  Templeton China World Fund, Inc. .....................  18,400        243,800
  Templeton Dragon Fund, Inc. ..........................  39,900        643,388
  Templeton Vietnam Opportunities Fund, Inc. ...........  13,200        155,100
  Tri-Continental Corp. ................................  18,800        453,550
                                                                   ------------
                                                                     11,165,679
                                                                   ------------
LEISURE                                            0.34%
  Brunswick Corp. ......................................  51,700      1,240,800
  Fleetwood Enterprises, Inc. ..........................  33,000        907,500
                                                                   ------------
                                                                      2,148,300
                                                                   ------------
MANUFACTURING                                      1.12%
  Black & Decker Corp. .................................  10,400        313,300
  Cummins Engine Co., Inc. .............................  27,400      1,260,400
  Excel Industries, Inc. ...............................  15,800        262,675
  Ingersoll-Rand Co. ...................................   9,400        418,300
  Johnson Controls, Inc. ...............................  13,000      1,077,375
  Miller (Herman), Inc. ................................  19,500      1,104,187
  Simpson Industries, Inc. .............................  15,900        173,161
  Standard Products Co. ................................  12,200        311,100
  Timken Co. ...........................................  12,400        568,850
  TRW, Inc. ............................................  33,000      1,633,500
                                                                   ------------
                                                                      7,122,848
                                                                   ------------

                                                       NUMBER OF      VALUE
                                                        SHARES       (NOTE 1)
                                                       ---------   ------------
METALS & MINING                                  0.79%
  British Steel, Plc, ADS.............................   60,700    $  1,669,250
  Cleveland-Cliffs, Inc. .............................    3,900         176,963
  Oregon Steel Mills, Inc. ...........................   61,800       1,035,150
  Quanex Corp. .......................................   12,900         353,137
  USX-US Steel Group, Inc. ...........................   56,600       1,775,825
                                                                   ------------
                                                                      5,010,325
                                                                   ------------
OIL & OIL SERVICES                               4.09%
  Ashland Oil, Inc. ..................................   54,400       2,386,800
  British Petroleum Co., Plc, ADR.....................   10,900       1,540,988
  Elf Aquitaine S.A., ADR.............................   45,900       2,076,975
  Helmerich & Payne, Inc. ............................   21,400       1,115,475
  Kerr-McGee Corp. ...................................   32,200       2,318,400
  Occidental Petroleum Corp. .........................   65,400       1,528,725
  Pennzoil Co. .......................................   37,000       2,090,500
  Phillips Petroleum Co. .............................   58,800       2,601,900
  Repsol S.A., ADR....................................   51,700       1,971,063
  Sun Co., Inc. ......................................   14,500         353,437
  Texaco Inc. ........................................   33,000       3,238,125
  Unocal Corp. .......................................   44,600       1,811,875
  USX-Marathon Group, Inc. ...........................  119,000       2,841,125
  YPF Sociedad Anonima, ADR...........................   10,400         262,600
                                                                   ------------
                                                                     26,137,988
                                                                   ------------
PAPER & FOREST PRODUCTS                          0.50%
  Bowater, Inc. ......................................   35,400       1,331,925
  International Paper Co. ............................   23,800         960,925
  Pope & Talbot, Inc. ................................   13,400         212,725
  Westvaco Corp. .....................................   24,750         711,563
                                                                   ------------
                                                                      3,217,138
                                                                   ------------
RETAIL TRADE & SERVICES                          1.56%
  American Stores Co. ................................   56,800       2,321,700
  Dayton Hudson Corp. ................................   67,400       2,645,450
  Mercantile Stores, Inc. ............................   19,800         977,625
  Ross Stores, Inc. ..................................   18,500         925,000
  Shopko Stores, Inc. ................................   15,900         238,500
  Supervalu, Inc. ....................................   43,300       1,228,638
  TJX Companies, Inc. ................................   34,900       1,653,387
                                                                   ------------
                                                                      9,990,300
                                                                   ------------
TECHNOLOGY                                       1.76%
  Applied Materials, Inc. ............................   11,600(a)      416,875
  Dell Computer Corp. ................................   20,400(a)    1,083,750
  Digital Equipment Corp. ............................   32,300(a)    1,174,912

                       THE ZWEIG TOTAL RETURN FUND, INC.

                               DECEMBER 31, 1996

                                                        NUMBER OF      VALUE
                                                         SHARES       (NOTE 1)
                                                        ---------   ------------
TECHNOLOGY--(Continued)
  Harris Corp. ........................................  36,700     $  2,518,538
  Intel Corp. .........................................  12,800        1,676,000
  International Business Machines Corp. ...............  13,100        1,978,100
  Microsoft Corp. .....................................  29,200(a)     2,412,650
                                                                    ------------
                                                                      11,260,825
                                                                    ------------
TELECOMMUNICATIONS                                2.14%
  BCE, Inc. ...........................................  28,400        1,356,100
  NYNEX Corp. .........................................  60,500        2,911,562
  Sprint Corp. ........................................  57,100        2,276,863
  Telefonica de Espana S.A., ADS.......................  55,400        3,836,450
  Telefonos de Mexico S.A., ADS........................  74,700        2,465,100
  U.S. West, Inc. .....................................  25,700          828,825
                                                                    ------------
                                                                      13,674,900
                                                                    ------------
TOBACCO                                           0.39%
  RJR Nabisco Holdings Corp. ..........................  73,300        2,492,200
                                                                    ------------
TRANSPORTATION                                    0.69%
  Alexander & Baldwin Co. .............................   4,600          115,000
  APL Ltd. ............................................  19,800          467,775
  British Airways Plc, ADR.............................   8,100          832,275
  CSX Corp. ...........................................  62,600        2,644,850
  KLM Royal Dutch Airlines, N.V. ADR ..................  12,700          354,013
                                                                    ------------
                                                                       4,413,913
                                                                    ------------
UTILITIES--ELECTRIC & NATURAL GAS                 4.69%
  Allegheny Power Systems, Inc. .......................  17,000          516,375
  American Electric Power Co., Inc. ...................  55,100        2,265,987
  Baltimore Gas & Electric Co. ........................  13,700          366,475
  CMS Energy Corp. ....................................  32,000        1,076,000
  Consolidated Natural Gas Co. ........................  15,800          872,950
  DQE, Inc. ...........................................  37,250        1,080,250
  DTE Energy Co. ......................................  18,800          608,650
  Eastern Enterprises, Inc. ...........................  10,500          371,438
  Edison International, Inc. ..........................  75,900        1,508,512
  El Paso Natural Gas Co. .............................  18,400          929,200
  Entergy Corp. .......................................  44,300        1,229,325
  GPU, Inc. ...........................................  49,100        1,650,988
  Illinova Corp. ......................................  48,400        1,331,000

                                                     NUMBER OF
                                                  SHARES/PRINCIPAL    VALUE
                                                       AMOUNT        (NOTE 1)
                                                  ---------------- ------------
UTILITIES--ELECTRIC & NATURAL GAS--(Continued)
  Montana Power Co. .............................        19,700    $    421,088
  New York State Electric & Gas Co. .............        26,200         566,575
  Ohio Edison Co. ...............................        28,800         655,200
  Pacific Gas & Electric Co. ....................        38,900         816,900
  PacifiCorp.....................................        28,600         586,300
  PanEnergy Corp. ...............................        48,200       2,169,000
  Pinnacle West Capital Corp. ...................        36,100       1,146,175
  PP&L Resources, Inc. ..........................        15,700         361,100
  Public Service Enterprises Group, Inc. ........        69,500       1,893,875
  Questar Corp. .................................        13,200         485,100
  Sierra Pacific Resources, Inc. ................         9,300         267,375
  Sonat, Inc. ...................................        37,200       1,915,800
  Texas Utilities Co. ...........................        55,700       2,269,775
  Transcanada Pipeline Ltd. .....................        46,700         817,250
  Unicom Corp. ..................................        19,500         528,937
  United Illuminating Co. .......................         6,500         203,937
  UtiliCorp United, Inc. ........................         5,300         143,100
  Western Resources, Inc. .......................        29,500         910,813
                                                                   ------------
                                                                     29,965,450
                                                                   ------------
    TOTAL COMMON STOCKS (Cost $147,231,174).......................  172,298,798
                                                                   ------------
UNITED STATES GOVERNMENT & AGENCY
 OBLIGATIONS                               36.60%
  Federal National Mortgage Association, 6.85%,
   4/5/2004......................................   $10,385,000      10,556,321
  United States Treasury Bills, 5.01%, 1/30/1997.     2,000,000       1,991,928
  United States Treasury Bonds, 10.750%,
   5/15/2003.....................................    15,000,000      18,459,375
  United States Treasury Bonds, 7.25%, 8/15/2022.    26,000,000      27,511,250
  United States Treasury Bonds, 7.50%,
   11/15/2024....................................    10,400,000      11,375,000
  United States Treasury Bonds, 7.625%,
   2/15/2025.....................................    14,000,000      15,548,750
  United States Treasury Bonds, 6.875%,
   8/15/2025.....................................     9,500,000       9,684,063
  United States Treasury Notes, 6.25%, 8/31/2000.    77,800,000      78,116,024
  United States Treasury Notes, 5.625%,
   11/30/2000....................................    19,745,000      19,393,282
  United States Treasury Notes, 7.50%, 2/15/2005.    31,300,000      33,491,000
  United States Treasury Notes, 6.50%, 5/15/2005.     7,600,000       7,657,000
                                                                   ------------
    TOTAL UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS
     (Cost $233,464,226)..........................................  233,783,993
                                                                   ------------

                       THE ZWEIG TOTAL RETURN FUND, INC.

                               DECEMBER 31, 1996

                                                       PRINCIPAL      VALUE
                                                        AMOUNT       (NOTE 1)
                                                      -----------  ------------
SHORT-TERM INVESTMENTS                         35.57%
  Abbott Laboratories, Inc., 5.33%, 1/6/97........... $ 3,400,000  $  3,397,483
  Allied Signal, Inc., 5.55%, 1/24/97................   5,000,000     4,982,271
  Amoco Co., Inc., 5.40%, 1/10/97....................  20,000,000    19,973,000
  Bell Atlantic Financial Services Inc., 5.38%,
   1/13/97...........................................  15,100,000    15,072,920
  Bell Network Funding Corp., 5.55%, 1/9/97..........   5,500,000     5,493,217
  Coca-Cola Co., 5.40%, 1/8/97.......................  25,000,000    24,973,750
  Duke Power Co., 6.15%, 1/2/97......................  10,000,000     9,998,292
  Duracell, Inc., 5.60%, 1/2/97......................  21,200,000    21,196,702
  Ford Motor Credit Co., 5.91%, 1/6/97...............   9,700,000     9,692,038
  Gannett Co., 5.35%, 1/7/97.........................  10,100,000    10,090,994
  General Electric Capital Corp., 5.37%, 1/3/97......  25,000,000    24,992,541
  Lucent Technologies Corp., 5.41%, 1/15/97..........  19,300,000    19,259,395
  Merrill Lynch & Co., Inc., 6.60%, 1/2/97...........  10,800,000    10,798,020
  Panasonic Financial, Inc., 5.58%, 1/21/97..........  11,300,000    11,264,970
  PepsiCo Inc., 5.35%, 1/14/97.......................  16,700,000    16,667,737
  Xerox Credit Corp., 5.35%, 1/9/97..................  19,400,000    19,376,936
                                                                   ------------
    TOTAL SHORT-TERM INVESTMENTS (Cost $227,230,266).............   227,230,266
                                                                   ------------
  TOTAL INVESTMENTS (Cost $607,925,666)..............       99.15%  633,313,057
  Cash and Other Assets, Less Liabilities............        0.85     5,454,511
                                                      -----------  ------------
  NET ASSETS (Equivalent to $8.29 per share based on
   77,032,215 shares of capital stock outstanding)...      100.00% $638,767,568
                                                      ===========  ============

--------
(a) Non-income producing security.

  For Federal income tax purposes, the tax basis of investments owned at December 31, 1996 was $608,010,570 and net unrealized appreciation on investments consisted of:

      Gross unrealized appreciation................................ $29,001,130
      Gross unrealized depreciation................................  (3,698,643)
                                                                    -----------
      Net unrealized appreciation.................................. $25,302,487
                                                                    ===========

                       See notes to financial statements.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

ASSETS:
  Investments, at value (identified cost $607,925,666)............ $633,313,057
  Cash............................................................    1,131,323
  Dividends and interest receivable...............................    5,245,543
  Receivable for investments sold.................................      548,434
  Prepaid expense.................................................       45,451
                                                                   ------------
    Total Assets..................................................  640,283,808
                                                                   ------------
LIABILITIES:
  Payable for investments purchased...............................      933,014
  Accrued advisory fees (Note 3)..................................      378,588
  Accrued administration fees (Note 3)............................       70,309
  Other accrued expenses..........................................      134,329
                                                                   ------------
    Total Liabilities.............................................    1,516,240
                                                                   ------------
NET ASSETS........................................................ $638,767,568
                                                                   ============
NET ASSET VALUE, PER SHARE:
 ($638,767,568/77,032,215 shares outstanding--Note 4).............        $8.29
                                                                   ============
Net Assets consist of:
  Capital paid-in................................................. $613,380,177
  Net unrealized appreciation on investments......................   25,387,391
                                                                   ------------
                                                                   $638,767,568
                                                                   ============


                       See notes to financial statements.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
  Income:
    Interest....................................................... $26,976,280
    Dividends......................................................   6,711,413
                                                                    -----------
      Total Income.................................................  33,687,693
                                                                    -----------
  Expenses:
    Investment advisory fees (Note 3)..............................   4,415,349
    Administration fees (Note 3)...................................     819,993
    Transfer agent fees............................................     430,784
    Printing and postage expenses..................................     414,124
    Professional fees (Note 3).....................................      72,275
    Custodian fees.................................................      54,002
    Directors' fees and expenses (Note 3)..........................      76,340
    Miscellaneous..................................................     190,271
                                                                    -----------
      Total Expenses...............................................   6,473,138
                                                                    -----------
        Net Investment Income......................................  27,214,555
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments (Note 2):
    Securities transactions........................................  21,483,921
    Futures transactions...........................................  (3,120,960)
                                                                    -----------
        Net realized gain on investments...........................  18,362,961
  Decrease in unrealized appreciation on investments...............  (6,902,204)
                                                                    -----------
    Net realized and unrealized gain on investments................  11,460,757
                                                                    -----------
    Net increase in net assets resulting from operations........... $38,675,312
                                                                    ===========


                       See notes to financial statements.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31
                                                     --------------------------
                                                         1996          1995
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  OPERATIONS:
    Net investment income........................... $ 27,214,555  $ 28,405,525
    Net realized gain on investments................   18,362,961    36,959,802
    Increase (decrease) in unrealized appreciation
     on investments.................................   (6,902,204)   34,955,020
                                                     ------------  ------------
      Net increase in net assets resulting from
       operations...................................   38,675,312   100,320,347
                                                     ------------  ------------
  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...........................  (27,214,555)  (28,405,525)
    Net realized gains on investments...............  (18,739,823)  (33,688,432)
    Capital paid-in.................................  (17,854,497)          --
                                                     ------------  ------------
      Total dividends and distributions to
       shareholders.................................  (63,808,875)  (62,093,957)
                                                     ------------  ------------
  CAPITAL SHARE TRANSACTIONS:
    Net asset value of shares issued to shareholders
     in reinvestment of dividends from net
     investment income, and distributions from net
     realized gains and capital paid-in.............   16,377,716    17,638,187
                                                     ------------  ------------
  Net increase (decrease) in net assets.............   (8,755,847)   55,864,577
NET ASSETS:
  Beginning of year.................................  647,523,415   591,658,838
                                                     ------------  ------------
  End of year....................................... $638,767,568  $647,523,415
                                                     ============  ============


                       See notes to financial statements.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

  The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 A. PORTFOLIO VALUATION

  Portfolio securities which are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed by the Investment Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased are valued at amortized cost. Futures which are traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available and other assets, if any, are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Fund.

 B. SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

 C. FUTURES CONTRACTS

  Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking the contract to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to the broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

  The Fund may purchase and sell interest rate, stock index and other futures contracts based upon other financial instruments, and the Fund may purchase and sell stock index options, for hedging purposes. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. Therefore, anticipated gains may not result and anticipated losses may not be offset. In addition, as no secondary market exists for futures contracts, there is no assurance that there will be an active market at any particular time.

 D. FEDERAL INCOME TAX

  The Fund has elected to qualify and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The principal tax benefits of qualifying as a regulated investment company, as compared to an ordinary taxable corporation, are that a regulated investment company, is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who receive distributions of such gains.

 E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

  Dividends and distributions to shareholders are recorded on the ex-dividend date. In the event that amounts distributed are in excess of accumulated net investment income and net realized gains on investments (as determined for financial statement purposes), such amounts would be reported as a distribution from paid-in capital during the fiscal year in which such a distribution is made. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterization of distributions made by the Fund as a whole.

NOTE 2--PORTFOLIO TRANSACTIONS

  During the year ended December 31, 1996, the Fund entered into purchase and sale transactions excluding short term investments and futures transactions as follows:

                                                                   UNITED STATES
                                                                    GOVERNMENT
                                                         COMMON     AND AGENCY
                                                         STOCKS     OBLIGATIONS
                                                      ------------ -------------
     Cost of Purchases............................... $200,544,348 $466,954,203
                                                      ============ ============
     Proceeds from Sales............................. $258,496,529 $566,828,898
                                                      ============ ============

NOTE 3--INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  A) INVESTMENT ADVISORY FEES. The Investment Advisory Agreement (the "Advisory Agreement") between the Investment Adviser, Zweig Total Return Advisors, Inc., and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable

                       THE ZWEIG TOTAL RETURN FUND, INC.

provisions of the Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Investment Adviser under the Advisory Agreement, the Fund pays the Investment Adviser a monthly fee equal, on an annual basis, to 0.70% of the Fund's average daily net assets. During the year ended December 31, 1996, the Fund accrued advisory fees of $4,415,349.

  B) ADMINISTRATION FEES. Zweig/Glaser Advisers serves as the Fund's Administrator pursuant to an Administration Agreement with the Fund. Under such Agreement, the Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. During the year ended December 31, 1996, the Fund accrued administration fees of $819,993.

  C) DIRECTORS' FEES. The Fund pays each Director who is not an interested person of the Fund or the Investment Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with out-of-pocket costs relating to attendance at such meetings. The Directors of the Fund who are interested persons of the Fund or the Investment Adviser receive no remuneration from the Fund.

  D) LEGAL FEES. The Fund accrued legal fees of $12,522 during the year ended December 31, 1996, for the services of Rosenman & Colin LLP, of which Robert
E. Smith, a Director of the Fund, is a partner.

  E) BROKERAGE COMMISSIONS. During the year ended December 31, 1996, the Fund paid Zweig Securities Corp. brokerage commissions of $60,371 in connection with portfolio transactions effected through them.

  Certain directors and officers of the Fund are also directors and/or officers of the Investment Adviser and the Administrator.

NOTE 4--CAPITAL STOCK AND REINVESTMENT PLAN

  At December 31, 1996 the Fund had one class of common stock, par value $.001 per share, of which 500,000,000 shares are authorized and 77,032,215 shares are outstanding. During the years ended December 31, 1996 and 1995, 1,979,558 and 2,116,190 shares, respectively, were issued in accordance with the Fund's Distribution Reinvestment Plan (the "Plan").

  Pursuant to the Plan, all shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares of the Fund by First Data Investor Services Group, Inc. ("First Data"), as the Plan agent, unless a shareholder elects to receive cash.

Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or the nominee in additional shares under the Plan, unless the service is not provided by the broker or the nominee or the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. All distributions to investors who elect not to participate (or whose broker or nominee elects not to participate) in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data, as the dividend paying agent.

  The Fund announced on January 2, 1997 a distribution of $0.07 per share to shareholders of record December 31, 1996. This distribution has an ex-dividend date of January 3, 1997, payable January 10, 1997.

NOTE 5--FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each year:

                                        YEAR ENDED DECEMBER 31,
                              -------------------------------------------------
                                1996      1995      1994       1993      1992
                              --------  --------  --------   --------  --------
PER SHARE DATA
Net asset value, beginning
 of year....................  $   8.63  $   8.11  $   9.11   $   9.06  $   9.79
                              --------  --------  --------   --------  --------
Income From Investment Oper-
 ations
Net investment income.......      0.36      0.39      0.29       0.26      0.32
Net realized and unrealized
 gains (losses)
 on investments.............      0.14      0.97     (0.43)      0.75     (0.09)
                              --------  --------  --------   --------  --------
Total from investment opera-
 tions......................      0.50      1.36     (0.14)      1.01      0.23
                              --------  --------  --------   --------  --------
Less Dividends and Distribu-
 tions:
Dividends from net invest-
 ment income................     (0.36)    (0.39)    (0.29)     (0.26)    (0.32)
Distributions from net real-
 ized gains on
 investments................     (0.24)    (0.45)      --       (0.70)    (0.30)
Distributions from capital
 paid-in....................     (0.24)      --      (0.57)       --      (0.34)
                              --------  --------  --------   --------  --------
Total dividends and distri-
 butions....................     (0.84)    (0.84)    (0.86)     (0.96)    (0.96)
                              --------  --------  --------   --------  --------
  Net asset value, end of
   year.....................  $   8.29  $   8.63  $   8.11   $   9.11  $   9.06
                              ========  ========  ========   ========  ========
  Market value, end of
   year*....................  $   8.00  $  8.625  $   8.00   $  10.75  $  10.00
                              ========  ========  ========   ========  ========
Total investment return.....      2.62%    19.19%   (17.08)%    18.37%     2.60%
                              ========  ========  ========   ========  ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands).................  $638,768  $647,523  $591,659   $648,516  $624,097
Ratio of expenses to average
 net assets.................      1.03%     1.10%     1.12%      1.11%     1.13%
Ratio of net investment in-
 come to average net
 assets.....................      4.31%     4.59%     3.35%      2.85%     3.43%
Portfolio turnover rate.....     147.2%    179.8%    281.0%     293.0%    123.2%
Average commission rate per
 share on portfolio
  transactions..............  $   0.06  $   0.06       N/A        N/A       N/A

--------
* Closing Price--New York Stock Exchange.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Zweig Total Return Fund,
 Inc.:

  We have audited the accompanying statement of assets and liabilities of The Zweig Total Return Fund, Inc., including the statement of net assets, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Zweig Total Return Fund, Inc., as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

New York, New York
February 3, 1997

                       THE ZWEIG TOTAL RETURN FUND, INC.
                               YEAR END RESULTS
                                  (UNAUDITED)

                            TOTAL RETURN ON
                               NET ASSET    NET ASSET    NYSE      PREMIUM
                                 VALUE        VALUE   SHARE PRICE (DISCOUNT)
                            --------------- --------- ----------- ----------
Year Ended 12/31/96               6.3%        $8.29     $8.000      (3.5%)
Year Ended 12/31/95              17.7%         8.63      8.625      (0.1%)
Year Ended 12/31/94              (1.9%)        8.11      8.000      (1.4%)
Year Ended 12/31/93              10.7%         9.11     10.750      18.0%
Year Ended 12/31/92               2.1%         9.06     10.000      10.4%
Year Ended 12/31/91              20.1%         9.79     10.625       8.5%
Year Ended 12/31/90               4.2%         9.02      8.625      (4.4%)
Year Ended 12/31/89              14.9%         9.59      9.750       1.7%
Inception 9/30/88-12/31/88        1.1%         9.24      9.125      (1.2%)

-------------------------------------------------------------------------------
KEY INFORMATION

1-800-331-1710
             FIRST DATA INVESTOR SERVICES GROUP, INC.:
             For questions regarding shareholder accounts
             P.O. Box 1376
             Boston, MA 02104

(212) 486-3122
             THE ZWEIG TOTAL RETURN FUND HOT LINE:
             For updates on net asset value, share price, major industry groups and other key information

1-800-272-2700
             ZWEIG SHAREHOLDER RELATIONS:
             For general information and literature

          REINVESTMENT PLAN
   Many of you have questions about
 our reinvestment plan. If you want
 to take advantage of this plan and
 your shares are held in "Street
 Name", we urge you to consult your
 broker as soon as possible to
 determine if you must change
 registration to your own name to
 participate.


                               ----------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President
Jeffrey Lazar
Vice President and Treasurer
Stuart B. Panish
Vice President and Secretary
Christopher M. Capano Assistant Vice President
Charles H. Brunie
Director
Elliot S. Jaffe
Director
Alden C. Olson, Ph.D.
Director
James B. Rogers, Jr.
Director
Anthony M. Santomero, Ph.D.
Director
Robert E. Smith
Director
INVESTMENT ADVISER
Zweig Total Return Advisors, Inc.
900 Third Avenue
New York, New York 10022
FUND ADMINISTRATOR
Zweig/Glaser Advisers
5 Hanover Square
New York, New York 10004
CUSTODIAN
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02109
TRANSFER AGENT
First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, MA 02104
LEGAL COUNSEL
Rosenman & Colin LLP
575 Madison Avenue
New York, New York 10022
INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, New York 10019
--------------------------------------------------------------------------------
  This report is transmitted to the shareholders of The Zweig Total Return
Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.



                    [LOGO OF ZWEIG TOTAL RETURN FUND,INC.]



        ANNUAL REPORT


     DECEMBER 31, 1996